UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

HARROW HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Woodmont Blvd., Suite 610
Nashville, Tennessee	37205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The NASDAQ Global Market
8.625% Senior Notes due 2026	HROWL	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Common Stock Offering

On December 13, 2022, Harrow Health, Inc. (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with B. Riley Securities, Inc. (the “Common Stock Underwriter”) related to a registered direct offering of shares of the Company’s common stock, par value $0.001 (the “Common Stock”) to certain accredited investors, at an offering price of $10.52 (the “Common Stock Offering”). Under the terms of the Common Stock Underwriting Agreement the Company sold 2,376,426 shares of the Common Stock (the “Shares”) for gross proceeds of $25,000,002. The Common Stock Offering closed on December 16, 2022.

The Common Stock Underwriting Agreement includes customary representations, warranties and covenants by the Company and customary conditions to closing, obligations of the parties and termination provisions. Furthermore, under the terms of the Common Stock Underwriting Agreement, the Company has agreed to indemnify the Common Stock Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Common Stock Underwriter may be required to make in respect of these liabilities. In addition, officers and directors of the Company have agreed, for a period of 90 days following entry into the Common Stock Underwriting Agreement, not to conduct any sales of shares of Common Stock or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, or exercisable or exchangeable for, the Common Stock), without the prior written consent of the Common Stock Underwriter.

The Shares are being sold pursuant to a shelf registration statement filed with the Securities and Exchange Commission (“SEC”), which became effective on June 6, 2022 (File No. 333-265244) (the “Registration Statement”). Attached as Exhibit 5 hereto and incorporated herein by reference is a copy of the opinion of Waller Lansden Dortch & Davis, LLP, which is also filed with reference to, and is hereby incorporated into the registration statement.

A copy of the Common Stock Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Common Stock Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Senior Notes Offering

On December 15, 2022, the Company entered into an underwriting agreement (the “Notes Underwriting Agreement”) with B. Riley Securities, Inc., as representative of the several underwriters named therein (the “Notes Underwriters”), pursuant to which the Company agreed to sell to the Notes Underwriters $35,000,000 aggregate principal amount of 11.875% Senior Notes due 2027 (the “Firm Notes”) plus up to an additional $5,250,000 aggregate principal amount of 11.875% Senior Notes due 2027 pursuant to the option to purchase additional Notes (the “Additional Notes”, and together with the Firm Notes, the “Notes”). The Notes were offered pursuant to the Registration Statement. The sale of the Firm Notes is expected to close on or about December 20, 2022, subject to satisfaction of customary closing conditions. Members of the Company’s management, including its Chief Executive Officer, Mark L. Baum and Chief Financial Officer, Andrew R. Boll, along with certain members of its board of directors agreed to purchase, in aggregate, $950,000 of the Notes.

The Notes Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Notes Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Notes Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

A copy of the Notes Underwriting Agreement is attached hereto as Exhibit 1.2 and is incorporated herein by reference. The foregoing description of the material terms of the Notes Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 7.01 Regulation FD Disclosure.

On December 16, 2022, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01 of the Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent it is specifically incorporated by reference but regardless of any general incorporation language in such filing.

The information furnished under this Item 7.01 of Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information or exhibits in the future.

Item 8.01 Other Events

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the Company’s Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2022, giving effect to (i) the Company’s sale and divestment of its non-ophthalmology related compounding revenue line and related intangible assets; (ii) the sale of the Shares, after deducting underwriting discounts and commissions and estimated offering expenses payable by us; (iii) the sale of the Notes (assuming no exercise of the underwriters’ option to purchase Additional Notes), after deducting underwriting discounts and commissions, the structuring and commitment fees and estimated offering expenses payable by us; and (iv) the application of a Senior Secured Loan facility which is committed to be provided to the Company, after deducting underwriting discounts and commissions, the structuring and commitment fees, original issue discount, and estimated offering expenses payable by the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (and the exhibits attached hereto) may contain “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These statements include, but are not limited to, the Company’s plans, objectives, expectations and intentions regarding the performance of its business, statements regarding the terms and conditions and timing of the Offerings, the intended use of proceeds of the Offerings and other non-historical statements. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward looking statements are based on management’s current expectations and beliefs only as of the date of this report and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including the risks identified and discussed from time to time in the Company’s reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Common Stock Underwriting Agreement between the Company and B. Riley Securities, Inc. dated December 13, 2022

1.2	Notes Underwriting Agreement between the Company and B. Riley Securities, Inc., as representative of the several underwriters named therein, dated December 15, 2022

5	Opinion of Waller Lansden Dortch & Davis, LLP (Common Stock Offering)

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)

99.1	Press Release Announcing Pricing of Senior Notes Offering, dated December 16, 2022

99.2	Unaudited Pro Forma Consolidated Balance Sheet

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW HEALTH, INC.

Dated: December 16, 2022	By:	/s/ Andrew R. Boll
Andrew R. Boll
Chief Financial Officer